EXHIBIT 4.4

CUSIP No. 499183 80 4

NUMBER	SHARES
***	***

KNOLOGY, INC.

Incorporated Under the Laws of the State of Delaware

COMMON STOCK	See Reverse for Certain Definitions

PAR VALUE, $0.01 PER SHARE

SPECIMEN

THIS CERTIFIES THAT

IS THE OWNER OF

FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

KNOLOGY, INC.

transferable on the books of the Corporation in person or by duly authorized attorney, upon the surrender of this certificate properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

[CORPORATE SEAL]

SECRETARY	PRESIDENT

KNOLOGY, INC.

The Corporation will furnish without charge to each shareholder who so requests a statement or summary of the powers, designations, preferences and relative, participating, options or other special rights of each class of stock or series thereof which the Corporation is authorized to issue and of the qualifications, limitations or restrictions of such preferences and/or rights. Such request may be made to the office of the Secretary of the Corporation or the Transfer Agent named on the face of this Certificate.

The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM	as tenants in common	UNIF GIFT MIN ACT- CUSTODIAN .
TEN ENT	as tenants by the entireties	(Cust) (Minor)
JT TEN	as joint tenants with right of	under Uniform Gifts to
	survivorship and not as tenants	Minors Act
	in common	(State)

Additional abbreviations may also be used though not in the above list.

For value received,                                                                                                hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER

        IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING SIP CODE, OF ASSIGNEE)

                                                                                                                                                                                                                 Shares

of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE:	THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.

SIGNATURES GUARANTEED:	THE SIGNATURES SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM) PURSUANT TO S.E.C. RULE 17Ad-15.

KEEP THIS CERTIFICATE IN A SAFE PLACE. IF IT IS LOST, STOLEN, MUTILATED OR DESTROYED, THE CORPORATION WILL REQUIRE A BOND OF INDEMNITY AS A CONDITION TO THE ISSUANCE OF A REPLACEMENT CERTIFICATE.